Exhibit 10.22(d)

Supplemental Agreement No. 4

to

Purchase Agreement No. 2060

between

The Boeing Company

and

Continental Airlines, Inc.

Relating to Boeing Model 767-400ER Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of December 1, 2000, by and between THE BOEING COMPANY, a Delaware corporation with its principal office in Seattle, Washington, (Boeing) and Continental Airlines, Inc., a Delaware corporation with its principal office in Houston, Texas (Customer);

WHEREAS, the parties hereto entered into Purchase Agreement No. 2060 dated October 10, 1997, (the Purchase Agreement) relating to Boeing Model 767-400ER aircraft, (Aircraft); and

WHEREAS, Boeing and Customer have mutually agreed to amend and restate the terms of the "Special Matters" letter applicable to the Aircraft to reflect certain agreements between Boeing and Customer comparable to similar agreements between Boeing and Customer regarding other aircraft; and

WHEREAS, Boeing and Customer have mutually agreed to amend the Purchase Agreement to incorporate the effect of these and certain other changes;

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1. Table of Contents:

Remove and replace, in its entirety, the "Table of Contents", with the "Table of Contents" attached hereto, to reflect the changes made by this Supplemental Agreement No. 4.

2. Letter Agreements:

Remove and replace, in its entirety, Letter Agreement
6-1162-GOC-086 "Special Matters" with the revised Letter Agreement 6-1162-GOC-086R1, attached hereto.

The Purchase Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY Continental Airlines, Inc.

By: /s/ J. A. McGarvey   By: /s/ Gerald Laderman

Its: Attorney-In-Fact   Its: Senior Vice President - Finance

ARTICLES Revised By:

1. Quantity, Model and Description

2. Delivery Schedule

3. Price

4. Payment

5. Miscellaneous

TABLE

1. Aircraft Information Table SA No. 3

EXHIBIT

A. Aircraft Configuration SA No. 3

B. Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS

BFE1. BFE Variables

CS1. Customer Support Variables

EE1. Engine Escalation/Engine Warranty and Patent Indemnity

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

LETTER AGREEMENTS Revised By:

2060-1 not used

2060-2 Demonstration Flights

2060-3 Spares Initial Provisioning

2060-4 Flight Crew Training Spares

2060-5 Escalation Sharing

6-1162-JMG-165 Installation of Cabin Systems Equipment SA No. 2

CONFIDENTIAL LETTER AGREEMENTS Revised By:

6-1161-GOC-084R1 [CONFIDENTIAL MATERIAL SA No. 3

OMITTED AND FILED SEPARATELY

WITH THE SECURITIES AND EXCHANGE

COMMISSION PURSUANT TO A REQUEST

FOR CONFIDENTIAL TREATMENT]

6-1162-GOC-085 [CONFIDENTIAL MATERIAL

OMITTED AND FILED SEPARATELY

WITH THE SECURITIES AND EXCHANGE

COMMISSION PURSUANT TO A REQUEST

FOR CONFIDENTIAL TREATMENT]

6-1162-GOC-086R1 Special Matters SA No. 4

SUPPLEMENTAL AGREEMENTS Dated as of:

Supplemental Agreement No. 1 December 18, 1997

Supplemental Agreement No. 2 June 8, 1999

Supplemental Agreement No. 3 October 31, 2000

Supplemental Agreement No. 4 December 1, 2000

December 1, 2000

6-1162-GOC-086R1

Continental Airlines, Inc.

1600 Smith Street

Houston, TX 77002

Subject: Special Matters

Reference: Purchase Agreement No. 2060 (the Purchase

Agreement)between The Boeing Company (Boeing) and Continental Airlines, Inc. (Customer) relating to Model 767-400ER aircraft (the Aircraft)

Ladies and Gentlemen:

This Letter Agreement amends and supplements the Purchase Agreement. All terms used and not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement 6-1162-GOC-086, dated October 10, 1997.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

9. Confidential Treatment.

Boeing and Customer understand that certain information contained in this Letter Agreement, including any attachments hereto, are considered by both parties to be confidential. Boeing and Customer agree that each party will treat this Letter Agreement and the information contained herein as confidential and will not, without the other party's prior written consent, disclose this Letter Agreement or any information contained herein to any other person or entity except as may be required by applicable law or governmental regulations.

Very truly yours,

THE BOEING COMPANY

By /s/ J. A. McGarvey

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:_______December 1, 2000

CONTINENTAL AIRLINES, INC.

By /s/ Gerald Laderman

Its     Senior Vice President - Finance